UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 10, 2024

SHIFTPIXY, INC.
(Exact name of registrant as specified in its charter)

Wyoming	47-4211438
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

4101 NW 25th Street, Miami, FL	33142
(Address of principal executive offices)	(Zip Code)

(888) 798-9100

(Registrant's telephone number, including area code)

Commission File No. 001-37954

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PIXY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 10, 2024, ShiftPixy, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders of record as of the close of business on August 26, 2024, there were 6,755,686 outstanding shares of common stock and entitled to vote.  Such stockholders of record voted on three proposals, each of which is noted below and described in more detail in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on September 23, 2024 (the “Proxy Statement”). The holders of 4,798,958 shares of our common stock representing approximately 71.03% of our outstanding shares of common stock, were represented in person or by proxy and entitled to vote at the meeting, such that a quorum was determined to be present. The final voting results for each proposal are set forth below.

Proposal 1: The Company’s stockholders ratified the August 2024 Offering and the amendment to warrants agreement (the “Ratification Proposal”).

The votes were cast for this matter as follows:

Shares Voted For	Shares Voted Against	Abstentions
4,773,777	24,645	536

Proposal 2: The Company’s stockholders approved an amendment to the Company’s Certificate of Incorporation to increase our authorized shares (the “Increase in Authorized Shares Proposal”).

The votes were cast for this matter as follows:

Shares Voted For	Shares Voted Against	Abstentions
4,768,350	29,795	813

Proposal 3: The Company’s stockholders approved the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals (the “Adjournment Proposal”).  However, since there were sufficient votes at the time of the Special Meeting to approve the Ratification Proposal and the Increase in Authorized Shares Proposal, such adjournment will not be necessary.

The votes were cast for this matter as follows:

Shares Voted For	Shares Voted Against	Abstentions
4,775,783	22,511	664

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHIFTPIXY, INC.

Date: October 10, 2024	By:	/s/ Scott W. Absher
Scott W. Absher
Chief Executive Officer

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